UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2010

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29801	94-3296648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3280 Bayshore Boulevard

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 17, 2010, InterMune, Inc. (“InterMune”) announced that the Committee for Medicinal Products for Human Use of the European Medicines Agency has adopted a positive opinion recommending the granting of a marketing authorization for Esbriet™ (pirfenidone) in adults for the treatment of mild to moderate idiopathic pulmonary fibrosis (IPF), a progressive and fatal lung disease. A copy of the press release, titled “InterMune Announces Positive Opinion for Approval of Esbriet™ (Pirfenidone) in European Union” is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, titled “InterMune Announces Positive Opinion for Approval of Esbriet™ (Pirfenidone) in European Union,” dated December 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2010	INTERMUNE, INC.

	By:	/S/ DANIEL G. WELCH
Daniel G. Welch
Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, titled “InterMune Announces Positive Opinion for Approval of Esbriet™ (Pirfenidone) in European Union,” dated December 17, 2010.